Patient Service Revenue	3 Months Ended
Sep. 30, 2014
Notes to Consolidated Financial Statements [Abstract]
Patient Service Revenue Text Block 1 [Text Block]

11. Sources of Revenue

Below is a table showing the sources of our U.S. patient service revenue (net of contractual allowance and discounts but before patient service bad debt provision), included in the Company's dialysis care revenue, for the nine months ended September 30, 2014 and 2013. Outside of the U.S., the Company does not recognize patient service revenue at the time the services are rendered without assessing the patient's ability to pay. Accordingly, the additional disclosure requirements introduced with ASU 2011-07 only apply to the U.S. patient service revenue.

	For the nine months ended September 30,
	2014	2013

Medicare program	$3,422,033	$3,258,043
Private/alternative payors	3,100,575	2,833,762
Medicaid and other government sources	320,728	288,878
Hospitals	379,695	309,164
Total patient service revenue	$7,223,031	$6,689,847